UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2008

TradeStation Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	000-31049	650977576
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8050 SW 10th Street, Suite 4000, Plantation, Florida		33324
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 652-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 5, 2008, Joseph Nikolson, Chief Growth Officer and a named executive officer of TradeStation Group, Inc., who also serves as President of TradeStation Securities, Inc., TradeStation Group's principal operating subsidiary, resigned from all of his positions with TradeStation Group and all of its subsidiaries effective January 1, 2009.

(c) On December 9, 2008, John Roberts was appointed Chief Operating Officer of TradeStation Group effective January 1, 2009. Mr. Roberts, age 57, joined TradeStation Group as Chief Marketing Officer on July 1, 2007 and has served in that capacity through the date of this report. From 2004 to 2007, Mr. Roberts served as Chief Marketing Officer and a Managing Director of the Chicago Mercantile Exchange (CME), the world’s largest financial exchange, serving as its first chief marketing officer following its initial public offering. From 1999 to 2004, Mr. Roberts was a Managing Director of Barclays Global Investors (BGI), an asset manager managing active and indexed funds, serving as Head of Marketing and Communications from 2000 to 2004. Prior to BGI, Mr. Roberts served, from 1988 to 1999, as Senior Vice President, Marketing, of the Chicago Board Options Exchange (CBOE), where he directed worldwide business development, and helped create the Options Industry Council, a recognized leader in options education. Mr. Roberts’s other marketing positions have been with Citicorp Savings of Florida, Campbell Soup Company, and General Mills. Mr. Roberts has an MBA degree in marketing from Amos Tuck School and a bachelor’s degree in math and economics from Dartmouth College.

There was no arrangement or understanding between Mr. Roberts and any other person pursuant to which he was selected to be appointed Chief Operating Officer of TradeStation Group. There are no family relationships between Mr. Roberts and any of the existing directors or executive officers of TradeStation Group. There have been no transactions and there are no currently proposed transactions in which TradeStation Group was or is to be a participant and in which Mr. Roberts had or will have a direct or indirect material interest that requires disclosure pursuant to Item 404(a) of Regulation S-K. There is no plan, contract or arrangement to which Mr. Roberts is a party or in which he participates that was or will be entered into, or any amendment to such a plan, contract or arrangement, in connection with Mr. Roberts's appointment as Chief Operating Officer of TradeStation Group and there was and will be no grant or award to Mr. Roberts, or modification thereto, under any such plan, contract or arrangement in connection with Mr. Roberts's appointment as Chief Operating Officer of TradeStation Group.

On December 9, 2008, William P. Cahill was appointed President & Chief Operating Officer and Designated Executive Principal of TradeStation Securities effective January 1, 2009. Mr. Cahill, age 59, has been since 2004, and will continue to be, TradeStation Securities’ Chief Operating Officer and has been since October 2008, and will continue to be, TradeStation Group’s Vice President of Brokerage Operations. Over his long career in the brokerage industry, Mr. Cahill has served as chief operating officer and in similar senior management roles with various brokerage firms. From 2001 to 2004, Mr. Cahill served as Senior Vice President, Operations Analysis of Fahnestock & Co., Inc. From 1999 to 2001, Mr. Cahill served as Chief Operating Officer of Wyse Securities, a division of Pyramid Financial Corporation. From 1998 to 1999, Mr. Cahill served as Managing Director of Operations for the Montgomery Division of Banc of America Securities LLC. From 1992 to 1998, Mr. Cahill served as Vice President, Operations of J.P. Morgan Securities Inc. and, from 1984 to 1992, Mr. Cahill served as Vice President, Operations of Newbridge Securities Inc.

There was no arrangement or understanding between Mr. Cahill and any other person pursuant to which he was selected to be appointed President and Designated Executive Principal of TradeStation Securities. There are no family relationships between Mr. Cahill and any of the existing directors or executive officers of TradeStation Group. There have been no transactions and there are no currently proposed transactions in which TradeStation Group was or is to be a participant and in which Mr. Cahill had or will have a direct or indirect material interest that requires disclosure pursuant to Item 404(a) of Regulation S-K. There is no plan, contract or arrangement to which Mr. Cahill is a party or in which he participates that was or will be entered into, or any amendment to such a plan, contract or arrangement, in connection with Mr. Cahill's appointment as President and Designated Executive Principal of TradeStation Securities and there was and will be no grant or award to Mr. Cahill, or modification thereto, under any such plan, contract or arrangement in connection with Mr. Cahill's appointment as President and Designated Executive Principal of TradeStation Securities.

(e) In connection with Mr. Nikolson's resignation and in consideration for Mr. Niksolson's entering into a General Release of All Claims in favor of TradeStation Group and all of its subsidiaries and affiliates (including TradeStation Securities), TradeStation Securities will make one lump-sum payment to Mr. Nikolson in the amount of $148,558 and will pay the premiums for COBRA coverage for Mr. Nikolson from January through June 2009. A copy of the General Release of All Claims is filed as Exhibit 10.1 to this report.

Item 8.01 Other Events.

TradeStation Group issued a press release on December 10, 2008 announcing that John Roberts will become the Chief Operating Officer of TradeStation Group and that William P. Cahill will become the President & Chief Operating Officer and Designated Executive Principal of TradeStation Securities, both effective January 1, 2009. The press release also announced the resignation of Joseph Nikolson as Chief Growth Officer of TradeStation Group and as President of TradeStation Securities. A copy of the press release is attached as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeStation Group, Inc.

December 10, 2008	By:	/s/ David H. Fleischman

Name: David H. Fleischman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	General Release of All Claims dated December 9, 2008
99.1	Press Release dated December 10, 2008